SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005


                        MAINSOURCE FINANCIAL GROUP, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   INDIANA                        0-12422                     35-1562245
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(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

         201 NORTH BROADWAY              GREENSBURG, INDIANA    47240
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

                                 (812) 663-0157
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01. Entry into a Material Definitive Agreement

     In November 2004, MainSource Financial Group, Inc. ("MainSource") entered into Incentive Stock Option Agreements with four (4) of its executive officers setting forth the terms of certain incentive options granted to the executive officers on May 19, 2003 and February 23, 2004, by the Board of Directors of MainSource under the MainSource 2003 Stock Option Plan (the "Plan"). At the same time, MainSource entered into agreements with many of its other employees setting forth the terms of options granted to such employees on May 19, 2003 and February 23, 2004, by the Board of Directors of MainSource. On February 22, 2005, the Board of Directors granted certain additional incentive options to four (4) of its executive officers and certain of its other employees pursuant to the Plan. The Plan was approved by MainSource's shareholders at the 2003 annual meeting. On March 12, 2004, MainSource filed a copy of the Plan with the Securities and Exchange Commission as Exhibit 10.1 to its annual report on Form 10-K for the year ended December 31, 2003.

     The options granted to MainSource's four (4) executive officers on May 19, 2003, are as follows:

                                                     NUMBER OF SHARES FOR
                                                       WHICH THE OPTION
     NAME AND TITLE                                     WAS GRANTED(1)

     James L. Saner, Sr.                                    10,000
     President and Chief Executive Officer

     Donald A. Benziger                                      3,000
     Senior Vice President and Chief
     Financial Officer

     John C. Parker                                          2,000
     Senior Vice President - Director
     of Operations

     James M. Anderson                                       1,000
     Controller and Principal Accounting
     Officer

Each of these options has an exercise price of $23.20 per share, and expires on May 18, 2013, subject to earlier termination pursuant to the terms of the Plan.

         The options granted to MainSource's four (4) executive officers on February 23, 2004, are as follows:


--------
(1) Since the date of grant, MainSource issued a 5% stock dividend on January 9, 2004, a 3-for-2 stock split on April 16, 2004, and a 5% stock dividend on January 15, 2005. Pursuant to the terms of the Plan, the number of shares and exercise price were adjusted accordingly.

                                                     NUMBER OF SHARES FOR
                                                       WHICH THE OPTION
     NAME AND TITLE                                     WAS GRANTED(2)

     James L. Saner, Sr.                                    10,000
     President and Chief Executive Officer

     Donald A. Benziger                                      3,000
     Senior Vice President and Chief
     Financial Officer

     John C. Parker                                          2,000
     Senior Vice President - Director
     of Operations

     James M. Anderson                                       1,500
     Controller and Principal Accounting
     Officer

Each of these options has an exercise price of $35.06 per share, and expires on February 22, 2014, subject to earlier termination pursuant to the terms of the Plan.

The options granted to MainSource's four (4) executive officers on February 22, 2005, are as follows:

                                                      NUMBER OF SHARES FOR
                                                        WHICH THE OPTION
         NAME AND TITLE                                    WAS GRANTED

         James L. Saner, Sr.                                 15,000
         President and Chief Executive Officer

         Donald A. Benziger                                   5,000
         Senior Vice President and Chief
         Financial Officer

         John C. Parker                                       3,500
         Senior Vice President - Director
         of Operations

         James M. Anderson                                    2,500
         Controller and Principal Accounting
         Officer

Each of these options has an exercise price of $21.60 per share, and expires on February 21, 2015, subject to earlier termination pursuant to the terms of the Plan.


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(2)  Since the date of grant, MainSource issued a 3-for-2 stock split on April
     16, 2004, and a 5% stock dividend on January 15, 2005. Pursuant to the terms of the Plan, the number of shares and exercise price were adjusted accordingly.

     MainSource is filing as an exhibit to this Form 8-K the form of the stock option agreement used for granting options to employees under the Plan. On March 12, 2004, MainSource filed a copy of the form of stock option agreement used for granting options to directors under the Plan with the Securities and Exchange Commission as Exhibit 10.2 to its annual report on Form 10-K for the year ended December 31, 2003.

ITEM 9.01. Financial Statements and Exhibits.

 (c) Exhibits

Exhibit No. Description

     10.1 Form of stock option agreement for options granted to employees under the 2003 Stock Option Plan












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

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MAINSOURCE FINANCIAL GROUP, INC.


                           February 24, 2005

                           /s/ James L. Saner, Sr.
                           -------------------------------------------------
                           James L. Saner, Sr.
                           President and Chief Executive Officer

                           February 24, 2005

                             /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer

                           February 24, 2005

                              /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer

                                INDEX TO EXHIBITS

 Exhibit No.   Description
 -----------   -----------

    10.1 Form of stock option agreement for options granted to employees under the 2003 Stock Option Plan.